Long Term Debt	12 Months Ended
Dec. 31, 2012
Long Term Debt [Abstract]
Long Term Debt

Note 8. Long Term Debt

Partnership

Our consolidated debt obligations consisted of the following at the dates indicated:

	December 31,	December 31,
	2012	2011
	(In thousands)
$1.0 billion multi-year revolving credit facility, variable –rate, due December 2016	$371,000	$120,000

The revolving credit facility, which OLLC entered into at the closing of our IPO, is guaranteed by us and all of our current and future subsidiaries and had an initial borrowing base of $300.0 million. On December 3, 2012, we entered into a third amendment to our credit agreement, which among other things: (i) increased the borrowing base to $460.0 million upon closing of the Beta acquisition and (ii) provided us with the ability, if necessary, to incur certain second lien indebtedness. The borrowing base is subject to redetermination on at least a semi-annual basis based on an engineering report with respect to our estimated oil, NGL and natural gas reserves, which will take into account the prevailing oil, NGL and natural gas prices at such time, as adjusted for the impact of commodity derivative contracts. Unanimous approval by the lenders is required for any increase to the borrowing base.

Borrowings under our revolving credit facility are secured by liens on substantially all of our properties, but in any event, not less than 80% of the total value of the our oil and natural gas properties, and all of our equity interests in OLLC and any future guarantor subsidiaries and all of our other assets including personal property. Additionally, borrowings under our revolving credit facility bear interest, at our option, at either: (i) the Alternative Base Rate defined as the greatest of (x) the prime rate as determined by the administrative agent, (y) the federal funds effective rate plus 0.50%, and (z) the one-month adjusted LIBOR plus 1.0% (adjusted upwards, if necessary, to the next 1/100th of 1%), in each case, plus a margin that varies from 0.75% to 1.75% per annum according to the borrowing base usage (which is the ratio of outstanding borrowings and letters of credit to the borrowing base then in effect), or (ii) the applicable LIBOR plus a margin that varies from 1.75% to 2.75% per annum according to the borrowing base usage. The unused portion of the borrowing base will be subject to a commitment fee that varies from 0.375% to 0.50% per annum according to the borrowing base usage.

Our revolving credit facility requires us to maintain a ratio of Consolidated EBITDAX to Consolidated Net Interest Expense or, for the periods ending on March 31, 2013, June 30, 2013, and September 30, 2013, a ratio of Annualized Consolidated EBITDAX to Annualized Consolidated Net Interest Expense (as each term is defined under our revolving credit facility), which we refer to in either case as the interest coverage ratio, of not less than 2.5 to 1.0, and a ratio of consolidated current assets to consolidated current liabilities, each as determined under our revolving credit facility, of not less than 1.0 to 1.0.

Additionally, our revolving credit facility contains various covenants and restrictive provisions that, among other things, limit our ability to incur additional debt, guarantees or liens; consolidate, merge or transfer all or substantially all of our assets; make certain investments, acquisitions or other restricted payments; modify certain material agreements; engage in certain types of transactions with affiliates; dispose of assets; incur commodity hedges exceeding a certain percentage of production; and prepay certain indebtedness.

Events of default under our revolving credit facility include the failure to make payments when due, breach of any covenants continuing beyond the cure period, default under any other material debt, change in management or change of control, bankruptcy or other insolvency event and certain material adverse effects on the business of OLLC or us.

If we fail to perform our obligations under these or any other covenants, the revolving credit commitments could be terminated and any outstanding indebtedness under our revolving credit facility, together with accrued interest, fees and other obligations under the credit agreement, could be declared immediately due and payable.

The effective weighted average interest rate for the year ended December 31, 2012 was 2.74%. The effective weighted average interest rate includes the impact of the commitment fee and excludes the impact of interest rate hedging activity. The effective weighted average interest rate for the period from December 14, 2011 through December 31, 2011 was 2.81%.

During the year ended December 31, 2012, we incurred additional financing costs in connection with borrowing base redeterminations. These additional costs have been deferred and will be amortized over the life of our revolving credit facility. Unamortized deferred financing costs associated with our revolving credit facility were at the dates indicated:

December 31, 2012	December 31, 2011
(In thousands)
$3,359	$2,521

During the year ended December 31, 2012, the revolving credit facility was primarily used to fund the acquisitions of oil and gas properties from both related parties and third parties. See Note 3 and 13 for additional information regarding these acquisitions.

During the year ended December 31, 2012, borrowings and repayments under our revolving credit facility were $293.0 million and $42.0 million, respectively.

Predecessor & Previous Owners

BlueStone had a $150.0 million revolving credit facility. The weighted average interest rate for the years ended December 31, 2011 and 2010 was approximately 3.17% and 3.45%, respectively.

The Classic Carve-Out properties were burdened by debt incurred pursuant to a $150.0 million revolving credit facility extended to Classic. The weighted average interest rate for the years ended December 31, 2011 and 2010 was 3.40% and 3.11%, respectively.

On April 8, 2011, WHT entered into a $400.0 million revolving credit facility with an initial borrowing base of $230.0 million. The borrowing base as of December 31, 2012 and 2011 was $120.0 million and $135.0 million, respectively. Outstanding indebtedness under this credit facility as of December 31, 2012 and 2011 was $89.3 million and $99.9 million, respectively. The weighted average interest rate for the years ended December 31, 2012 and 2011 was 2.60% and 2.79%, respectively. On March 28, 2013, the debt balance then outstanding under the revolving credit facility of $89.3 million and all accrued interest was paid off in full and the WHT revolving credit facility was terminated.

For accounting and financial reporting purposes, the $198.3 million that was repaid concurrent with the closing of our IPO on behalf of our predecessor was netted against the net book value of the net assets that were acquired by us and reflected on our consolidated and combined cash flow statement as “Payments on revolving credit facility.”

REO had consolidated debt of $35.0 million outstanding under a $150.0 million revolving credit facility at December 31, 2011. The weighted average interest rate for the years ended December 31, 2012 and 2011 was approximately 3.40% and 3.03%, respectively.

For accounting and financial reporting purposes, the $28.5 million that was repaid concurrently with the closing of the Beta acquisition on behalf of REO was netted against the net book value of the net assets that were acquired by us and reflected on our consolidated and combined cash flow statement as “Payments on revolving credit facility.” Unamortized deferred financing costs associated with this revolving credit facility were approximately $0.4 million at December 31, 2011. The unamortized deferred financing costs associated with this revolving credit facility were written-off at the time the debt was repaid and terminated.